UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): January 13, 2004
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                       NOVO NETWORKS, INC.
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      (Exact Name of Registrant as Specified in Its Charter)




          Delaware               0-28579            75-2233445
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(State or Other Jurisdiction   (Commission        (IRS Employer
     of Incorporation)         File Number)    Identification No.)



2311 Cedar Springs Road, Suite 400, Dallas, Texas       75201
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(Address of Principal Executive Offices)             (Zip Code)



Registrant's Telephone Number, Including Area Code  (214) 777-4100
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  (Former Name or Former Address, If Changed Since Last Report)

Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     As previously disclosed, Novo Networks, Inc. ("Novo")

executed a purchase agreement (the "Purchase Agreement") with Ad

Astra Holdings LP, a Texas limited partnership ("Ad Astra"),

Paciugo Management LLC, a Texas limited liability company and the sole general partner of Ad Astra ("PMLLC"), and the collective equity owners of both Ad Astra and PMLLC, being Ugo Ginatta,

Cristiana Acerbi Ginatta and Vincent Ginatta (collectively, the

"Equity Owners"), on December 19, 2002.  Pursuant to the Purchase

Agreement, Novo acquired a 33% membership interest in PMLLC (the

"PMLLC Interest") and a 32.67% limited partnership interest in Ad

Astra (the "Ad Astra Interest"), which resulted in Novo holding an aggregate equity interest, including the PMLLC general partnership interest, in Ad Astra equal to 33%.  In addition, Novo acquired an option (the "Option"), exercisable for a period of two years from

December 19, 2002, to purchase a 17.30% membership interest in

PMLLC and a 17.13% interest in Ad Astra.

     On January 13, 2004, Novo executed a sales agreement (the

"Sales Agreement") with Ad Astra, PMLLC, and the Equity Owners,

whereby Novo agreed, subject to customary closing conditions, to

(i) sell and transfer to Ad Astra all of Novo's right, title and interest in the Ad Astra Interest, (ii) sell and transfer to PMLLC all of Novo's right, title and interest in the PMLLC Interest, and

(iii) terminate Novo's right to exercise the Option, all in

exchange for a total sales price of $1,250,000, to be paid in cash at closing by Ad Astra and PMLLC.  The closing of the Sales

Agreement is expected to take place on or before May 12, 2004,

unless consummated earlier or later than this date, as provided for in the Sales Agreement.

     Except as otherwise required by federal securities laws, Novo undertakes no obligation to publicly update or revise the

information provided in this report regarding the Sales Agreement,

whether as a result of new information, future events, changed circumstances or any other reason after the date of this report.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Novo has duly caused this report to be signed on Novo's behalf by the undersigned hereunto duly authorized.

                              NOVO NETWORKS, INC.


Date:  January 16, 2004       By:   /s/ STEVEN W. CAPLE
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                              Name:  Steven W. Caple
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                              Title:  President
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